Acquisition	12 Months Ended
Dec. 31, 2019
Disclosure Of Business Combinations [Abstract]
Acquisition

9. ACQUISITION

FCCL and Deep Basin Acquisition

A) Summary of the Acquisition

On May 17, 2017, Cenovus acquired from ConocoPhillips a 50 percent interest in FCCL and the majority of ConocoPhillips’ western Canadian conventional crude oil and natural gas assets (the “Acquisition”).

B) Total Consideration

Total consideration for the Acquisition consisted of US$10.6 billion in cash and at closing, the Company issued 208 million Cenovus common shares that were accounted for at $12.40 per share, the estimated fair value for accounting purposes. At the same time, Cenovus agreed to make certain quarterly contingent payments to ConocoPhillips during the five years subsequent to May 17, 2017 if crude oil prices exceed a specific threshold (see Note 25). The following table summarizes the fair value of the considerations:

Common Shares	2,579
Cash	15,005
17,584
Estimated Contingent Payment (Note 25)	361
Total Consideration	17,945

C) Revaluation Gain

Prior to the Acquisition, Cenovus’s 50 percent interest in FCCL was jointly controlled with ConocoPhillips and met the definition of a joint operation under IFRS 11 and as such Cenovus recognized its share of the assets, liabilities, revenues and expenses in its consolidated results. Subsequent to the Acquisition, Cenovus controls FCCL, as defined under IFRS 10 and, accordingly, FCCL has been consolidated from the date of acquisition. As required by IFRS 3, when an acquirer achieves control in stages, the previously held interest is re-measured to fair value at the acquisition date with any gain or loss recognized in net earnings. The acquisition-date fair value of the previously held interest was $12.3 billion and has been included in the measurement of the total consideration transferred. The carrying value of the FCCL assets was $9.7 billion. As a result, Cenovus recognized a non-cash revaluation gain of $2.6 billion ($1.9 billion, after-tax) on the re-measurement to fair value of its existing interest in FCCL.

D) Goodwill

Goodwill arising from the Acquisition has been recognized as follows:

Total Purchase Consideration	17,945
Fair Value of Pre-Existing 50 Percent Ownership Interest in FCCL	12,347
Fair Value of Identifiable Net Assets	(28,262)
Goodwill	2,030

E) Transaction Costs

In 2017, the Company incurred $56 million of Acquisition-related costs, excluding common share and debt issuance costs. These costs have been included in transaction costs in the Consolidated Statements of Earnings.

F) Transitional Services

Under the purchase and sales agreement, Cenovus and ConocoPhillips agreed to certain transitional services where ConocoPhillips provided certain day-to-day services required by Cenovus for a period of approximately nine months. These transactions were in the normal course of operations and have been measured at the exchange amounts. In 2017, costs related to the transitional services of approximately $40 million were recorded in general and administrative expenses.